Exhibit 10.45

AGREEMENT BY AND BETWEEN REGEN BIOPHARMA, INC. AND ZANDER THERAPEUTICS, INC.

Dated June 15, 2016

WHEREAS, REGEN BIOPHARMA, INC. (“REGEN”) AND ZANDER THERAPEUTICS, INC. (“ZANDER”) ARE PARTIES TO THAT AGREEMENT DATED JUNE 23, 2015 WITH ZANDER WHEREBY REGEN GRANTED TO ZANDER AN EXCLUSIVE WORLDWIDE RIGHT AND LICENSE FOR THE DEVELOPMENT AND COMMERCIALIZATION OF CERTAIN INTELLECTUAL PROPERTY CONTROLLED BY REGEN (“LICENSE AGREEMENT”).

WHEREAS THE LICENSE AGREEMENT OBLIGATES ZANDER TO PAY TO REGEN A NON-REFUNDABLE PAYMENT OF ONE HUNDRED THOUSAND US DOLLARS ($100,000) ON THE FIRST ANNIVERSARY OF THE EFFECTIVE DATE OF THE LICENSE AGREEMENT.

WHEREAS REGEN AND ZANDER WISH TO AMEND THE DUE DATE OF THE AFOREMENTIONED NON-REFUNDABLE PAYMENT OF ONE HUNDRED THOUSAND US DOLLARS ($100,000) ON THE FIRST ANNIVERSARY OF THE EFFECTIVE DATE OF THE LICENSE AGREEMENT (“FIRST ANNIVERSARY PAYMENT”) .

THEREFORE, IT IS AGREED AS FOLLOWS:

THE FIRST ANNIVERSARY PAYMENT SHALL BE DUE AND PAYABLE ON JULY 15, 2016.

EACH PARTY HEREBY IS DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THEIR RESPECTIVE JURISDICTION. EACH PARTY HAS THE FULL RIGHT AND POWER TO ENTER INTO AND PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT AND EACH HAS DULY AUTHORIZED, EXECUTED AND DELIVERED THIS AGREEMENT WHICH IS BINDING UPON, AND ENFORCEABLE AGAINST, EACH PARTY IN ACCORDANCE WITH ITS TERMS. TO THE BEST KNOWLEDGE OF EACH PARTY THERE IS NO ACTION AT LAW OR IN EQUITY, NO ARBITRATION PROCEEDING AND NO ACTION, PROCEEDING, COMPLAINT OR INVESTIGATION BEFORE OR BY ANY FEDERAL, FOREIGN, STATE OR LOCAL GOVERNMENT OR REGULATORY COMMISSION, AGENCY OR OTHER ADMINISTRATIVE OR REGULATORY BODY OR AUTHORITY PENDING OR THREATENED AGAINST OR AFFECTING EITHER PARTY ITS OFFICERS, DIRECTORS, BUSINESS OR AFFAIRS THAT WILL AFFECT THE SET OVER OF THE ASSIGNED PATENT AND THE EQUITABLE CONSIDERATION, AS STATED HEREIN.

ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN CALIFORNIA FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER OR INCONVENIENT VENUE FOR SUCH PROCEEDING. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS ATTORNEYS’ FEES AND OTHER COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN CALIFORNIA FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER OR INCONVENIENT VENUE FOR SUCH PROCEEDING. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS ATTORNEYS’ FEES AND OTHER COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

REGEN BIOPHARMA INC.	ZANDER THERAPEUTICS INC.

By: /s/David R. Koos	By: /s/David R. Koos

David R. Koos	David R. Koos
Chairman & CEO	Chairman & CEO